EXHIBIT 10.2
OMNIBUS AMENDMENT
[Amendment No. 1 to Receivables Sale Agreement and
Amendment No. 9 to Credit and Security Agreement]

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of December 21, 2006 by and among by and among Boston Scientific Funding Corporation, a Delaware corporation (“BSFC”) which on the date hereof will convert into a Delaware limited liability company known as Boston Scientific Funding LLC (“BSF-LLC”), Boston Scientific Corporation, a Delaware corporation (“BSX”), as a Seller and initial Servicer, Variable Funding Capital Company LLC, a Delaware limited liability company as assignee of Blue Ridge Asset Funding Corporation (“VFCC”), Victory Receivables Corporation, a Delaware corporation (“Victory”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch), individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as VFCC Agent and as Administrative Agent, as amended from time to time and pertains to (i) that certain Receivables Sale Agreement, dated as of August 16, 2002, by and between BSX and BSFC (the “RSA”) and (ii) that certain Credit and Security Agreement, dated as of August 16, 2002, by and among the parties hereto, as amended from time to time (the “CSA” and, together with the RSA, the “Agreements”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the RSA or the CSA, as applicable.

W I T N E S S E T H :

WHEREAS, the parties wish to modify the Agreements as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1.     Amendment.

(a)    Effective as of the date hereof, all references in the Agreements to “Boston Scientific Funding Corporation” are hereby replaced with “Boston Scientific Funding LLC”, and all references to such Person’s existence as a Delaware corporation are hereby replaced with references to it as a Delaware limited liability company.

(b)    The Administrative Agent is hereby authorized to file amendments to all existing financing statements filed in connection with the Agreements to give effect to the foregoing amendment to BSCF’s identity and legal form, as well as a Delaware UCC-1 financing statement naming BSF-LLC, as debtor, and the Administrative Agent, as secured party.

2.     Condition Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agents shall have received counterparts hereof duly executed by each of the parties hereto.

3.     Scope of Amendment. Except as expressly amended hereby, each of the Agreements remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in either of the Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5.     Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

BOSTON SCIENTIFIC FUNDING CORPORATION By: Name: Title: BOSTON SCIENTIFIC CORPORATION, as a Seller and as Servicer By: Name: Title:

VARIABLE FUNDING CAPITAL COMPANY LLC

BY:  WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually as a Liquidity Bank, as VFCC Agent and as Administrative Agent

By:
Name:
Title:

VICTORY RECEIVABLES CORPORATION

By:

Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent

By:
Name:
Title: